Exhibit 10.3

Execution Version

AMENDED AND RESTATED FORBEARANCE AGREEMENT

This AMENDED AND RESTATED FORBEARANCE AGREEMENT, dated as of December [6], 2019 (this “Agreement”), by and among McDermott Technology (Americas), Inc. (“MTA”), a Delaware corporation, McDermott Technology (US), Inc., a Delaware corporation (“MTUS” and, together with MTA, the “Issuers”), McDermott International, Inc., a Panamanian corporation (the “Company”), each of the undersigned entities listed as guarantors (the “Guarantors” and, together with the Issuers and the Company, the “Note Parties”), and each of the undersigned beneficial owners and/or investment advisors or managers of discretionary accounts for the holders or beneficial owners of the Notes (as defined below) (collectively, the “Holders”), hereby amends and restates in its entirety the Forbearance Agreement, dated as of December 1, 2019, by and among the Note Parties and the holders party thereto.

WHEREAS, MTA, MTUS, the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee (together with any successor thereto from time to time, the “Trustee”), are parties to that certain Indenture, dated as of April 18, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”) under which the 10.625% Senior Notes due 2024 (the “Notes”) were issued;

WHEREAS, the Issuers failed to make the interest payment due on November 1, 2019, on the Notes (as required pursuant to the Indenture), and the failure to pay interest on any Notes within thirty (30) days after the same has become due and payable, constitutes an Event of Default under Section 6.1(1) of the Indenture and may result in an Event of Default under Section 6.1(5) of the Indenture (such defaults collectively, the “Interest Default”);

WHEREAS, certain Indebtedness of the Company or a Restricted Subsidiary, in the form of letters of credit or surety bonds that may be accelerated, terminated and/or cash collateralized prior to its Stated Maturity (or the principal of which may not be paid at its Stated Maturity), which may result in an Event of Default under Section 6.1(5) of the Indenture (such default, an “LC Default”);

WHEREAS, upon the occurrence of an Event of Default and so long as such Event of Default is continuing, the Trustee or the holders of at least twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding may, by delivering written notice to the Company and the Trustee (an “acceleration declaration”), declare all amounts owing under the Notes to be due and payable;

WHEREAS, the Holders executing this Agreement on the date hereof (such Holders, the “Ad Hoc Group”) hold thirty-five percent (35%) of the aggregate principal amount of the Notes outstanding;

WHEREAS, the Note Parties have requested that the Holders, and the Holders have agreed to, subject to the terms and conditions set forth herein, temporarily forbear from delivering an acceleration declaration with respect to the Interest Default or any LC Default and to instruct the Trustee not to deliver an acceleration declaration with respect to the Interest Default or any LC Default; and

WHEREAS, terms used but not otherwise defined herein shall have the meanings given to them in the Indenture.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Forbearance.

(a) Subject to the satisfaction of the conditions precedent set forth in Section 4 below and the continued satisfaction of the conditions set forth in Section 5 below, respectively, as of the date hereof, each Holder hereby agrees that during the period beginning on the date hereof and ending on the Forbearance Termination Date (the “Forbearance Period”), it will not enforce, or otherwise take any action to direct enforcement of, any of the rights and remedies available to the Holders or the Trustee under the Indenture or the Notes or otherwise, including, without limitation, any action to accelerate, or join in any request for acceleration of, the Notes (“Remedial Action”) under the Indenture or the Notes, solely with respect to the Interest Default or any LC Default (such forbearance, the “Forbearance”). As used herein, “Forbearance Termination Date” means the earlier of (i) 11:59 p.m. (New York City time) on January 15, 2020; (ii) if any Note Party fails to comply with any term, condition, or covenant set forth in this Agreement and 75% in aggregate principal amount of the Holders party hereto has delivered notice to the Company of such failure, then the fifth (5th) calendar day following receipt of such notice if the Company has failed to cure on or prior to such fifth (5th) calendar day; and (iii) the failure of any representation or warranty made by any Note Party under this Agreement to be true and complete in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representation and warranty already is qualified or modified by materiality in the text thereof) as of the date when made or any other breach in any material respect of any such representation or warranty.

(b) Subject to the satisfaction of the conditions precedent set forth in Section 4 below, as of the date hereof, each Holder hereby agrees that, during the Forbearance Period, it will not sell, pledge, hypothecate or otherwise transfer any Notes, except to (i) a purchaser or other entity who agrees in writing with the transferor (with a copy to and for the benefit of the Note Parties) prior to such transfer to be bound by all of the terms of this Agreement as if a party hereto with respect to the relevant Notes being transferred to such purchaser in accordance with Section 16 of this Agreement; or (ii) a party who is already a signatory hereto, in each case without any further consideration of the Note Parties in respect thereof; provided, however, that notwithstanding anything in this Agreement to the contrary, a Holder may transfer Notes to an entity that is acting in its capacity as a Qualified Marketmaker (as defined below) without the requirement that such entity be or become a party to this Agreement only if such Qualified Marketmaker transfers such Notes within ten (10) business days to a transferee that shall immediately comply in all respects with the terms of this Agreement (including executing and delivering a joinder in accordance with Section 16 of this Agreement). A “Qualified Marketmaker” is an entity that (x) holds itself out to the market as standing ready in the ordinary course of its business to purchase from customers and sell to customers, within ten (10) business days of the purchase of such claims, claims against the Company, or enter with customers into long and short positions in claims against the Company, in its capacity as a dealer or market maker in such claims, and (y) is in fact regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt). This Paragraph 1(b) shall not apply to liens or encumbrances in favor of a broker-dealer over property in an account with such broker-dealer generally where such encumbrance is released upon transfer of the Notes.

(c) This Agreement shall in no way be construed to preclude any Holder from acquiring additional Notes to the extent permitted by applicable law. However, such Holder shall, automatically and without further action, remain subject to this Agreement with respect to any additional Notes so acquired. The foregoing forbearances shall not be construed to impair the ability of the Holders or the Trustee to exercise any rights or remedies under the Indenture or take any Remedial Action (x) at any time after the Forbearance Period or (y) during the Forbearance Period, for Defaults or Events of Default other than the Interest Default or any LC Default, and, except as provided herein, nothing shall restrict, impair or otherwise affect the exercise of the Holders’ rights under this Agreement, the Indenture or the Notes.

(d) With respect to the Forbearance, each Holder’s agreements, as provided herein, shall immediately terminate without requirement for any notice, demand or presentment of any kind on the Forbearance Termination Date, and the Note Parties at that time shall be obligated to comply with and perform all terms, conditions and provisions of the Indenture and the Notes without giving effect to the Forbearance, and the Trustee and the Holders may at any time thereafter proceed to exercise any and all of their rights and remedies, including, without limitation, their rights and remedies in connection with the Interest Default, any LC Default and any other Defaults or Events of Default under the Indenture or rights under this Agreement, to the extent continuing.

(e) The Holders hereby request that the Trustee not take, and direct the Trustee not to take any Remedial Action with respect to the Interest Default or any LC Default during the Forbearance Period. In the event that the Trustee takes any action to declare all of the Notes immediately due and payable pursuant to Section 6.2 of the Indenture during the Forbearance Period solely due to an Interest Default or any LC Default, the Holders agree to rescind and cancel such acceleration to the fullest extent permitted under the Indenture.

(f) Each of the Note Parties acknowledges and agrees that the running of any statutes of limitation or doctrine of laches applicable to any claims or causes of action that the Trustee or any Holder may be entitled to assert in order to enforce its rights and remedies against any of the Note Parties (or any of their respective assets) is, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(g) Each of the parties hereby agrees and acknowledges that in the event that the Company enters into, executes or amends any forbearance agreement or other consent agreement with any holder of Notes (“Third-Party Holder”) with respect to the Interest Default that includes the payment of forbearance fees or other consideration by the Company to the Third-Party Holder, then the terms of this Agreement (such agreement, the “Third-Party Agreement” and such payment terms thereunder, the “Favorable Terms”), then (a) the Company shall give each Holder a written notice (the “MFN Notice”) and a copy of the Third-Party Agreement and (b) unless otherwise agreed in writing (including by email) by Holder within one business day following the receipt of the MFN Notice, this Agreement shall be deemed automatically modified to incorporate any such Favorable Terms together with any additional obligations, consents, waivers or similar agreements of such Third-Party Holder contained in such Third-Party Agreement.

Section 2. Representations and Warranties of the Note Parties.

By its execution of this Agreement, each Note Party hereby represents and warrants to the Holders that:

(a) Each Note Party has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of each Note Party enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(b) Neither the execution, delivery or performance by any Note Party of this Agreement, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of applicable law; (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Note Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Note Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject; or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent constitutional, organizational and/or formation documents), as applicable, of any Note Party; and

(c) As of the date hereof, to the knowledge of the Note Parties, no Default or Event of Default (excluding the Interest Default) has occurred and is continuing under the Indenture.

Section 3. Representation of the Holders. Each Holder severally (but not jointly) certifies that, as of the date hereof, it is the beneficial owner and/or investment advisor or manager of discretionary accounts for the holders or beneficial owners of the aggregate principal amount of the Notes set forth on the signature page hereof beneath its name, and has all necessary power and authority to enter into this Agreement, grant the Forbearance with respect to such Notes and perform its obligations hereunder.

Section 4. Conditions Precedent. The effectiveness of this Agreement and the obligations of the Holders hereunder is subject to the satisfaction, or waiver by the Holders, of the following conditions:

(a) Counterparts. The execution of this Agreement by each Note Party and Holders holding not less than thirty-five percent (35%) of the outstanding Notes as of the date hereof.

(b) No Default. No Default or Event of Default other than the Interest Default shall have occurred and be continuing as of the date the condition set forth in Section 4(a) is satisfied.

Section 5. Forbearance Continuing Conditions. The continued satisfaction of each of the following shall be a condition to the Forbearance:

(a) The Company shall deliver to Houlihan Lokey Capital Inc. (“Houlihan”) the materials set forth in Sections 7.16(a), 7.16(b), 7.16(c), 7.16(d), 7.16(e), 7.16(g), 7.16(h), 7.16(i) and 7.16(j) of the Superpriority Senior Secured Credit Agreement, dated as of October 21, 2019, by and among the Company, MTA, MTUS, McDermott Technology, B.V., the lenders and issuers party thereto, Credit Agricole Corporate and Investment Bank, as revolving administrative agent and Barclays Bank PLC as term loan administrative agent (the “Superpriority Credit Agreement”), by the later of (i) the date such materials are delivered to advisors of the Lenders (as defined in the Superpriority Credit Agreement) and (ii) the date hereof; provided that the Company shall only be required to deliver materials pursuant to this Section 5(a) to the extent delivery of such materials is not waived by the Supermajority Lenders (as defined in the Superpriority Credit Agreement) in accordance with the Superpriority Credit Agreement.

(b) The Company shall negotiate in good faith with the Ad Hoc Group and the holders of the Company’s secured indebtedness (the “Secured Lenders”) on a restructuring transaction, including without limitation by hosting a minimum of two (2) face-to-face meetings with the Ad Hoc Group to which the Secured Lenders shall be invited to participate, the first of which shall be held no later than December 16, 2019 and the second of which shall be held no later than January 8, 2020.

(c) The Company and the Secured Lenders shall deliver to the Ad Hoc Group a term sheet for a proposed consensual restructuring of the Company by no later than December 31, 2019.

(d) The Secured Lenders shall have (i) funded the full amount of Tranche B financing consisting of term loans and (ii) made available the full amount of Tranche B financing consisting of letter of credit commitments, in each case, contemplated under the Superpriority Credit Agreement by no later than December 31, 2019.

(e) As promptly as practicable, but in any event not later than two (2) business days after the date hereof, as part of a substantially contemporaneous exchange for value, the Company shall pay the reasonable, documented, out-of-pocket expenses of the Ad Hoc Group incurred on or prior to the date hereof in connection with the transactions set forth herein, for which invoices have been presented prior to the date hereof, including without limitation the reasonable and documented fees and expenses of the Ad Hoc Group’s advisors and consultants, including without limitation, Houlihan Lokey Capital, Inc., financial advisor to the Ad Hoc Group, Paul, Weiss, Rifkind, Wharton & Garrison LLP, legal counsel to the Ad Hoc Group, any foreign and local counsel (including without limitation Freshfields Bruckhaus Deringer LLP), and Alvarez & Marsal, consultant to the Ad Hoc Group.

Section 6. Confidentiality. Each of the Note Parties shall not disclose to any person or entity the Holders’ holdings set forth on their respective signature pages to this Agreement or otherwise disclose the Holders’ holdings information (collectively, the “Holder Information”) except: (1) in any legal proceeding relating to this Agreement; provided that the relevant Note Party shall use its reasonable best efforts to maintain the confidentiality of such Holder Information in the context of any such proceeding; (2) to the extent required by law; and (3) in response to a subpoena, discovery request, or a request from a government agency, regulatory authority or securities exchange for information regarding Holder Information or the information contained therein; provided, however, that each of the Note Parties will, to the extent permitted by applicable law or regulation, provide any such Holder with prompt written notice of any such request or requirement so that such Holder may seek, at such Holder’s expense, a protective order or other appropriate remedy and each Note Party will fully cooperate with such Holder’s efforts to obtain same. Notwithstanding anything to the contrary in this Section 6, the Note Parties may: (i) disclose the aggregate principal amount of Notes held by the Holders executing this Agreement, taken as a whole; and (ii) to effectuate and evidence the direction to the Trustee contained herein, at any time, and from time to time, during the Forbearance Period, provide the Trustee with an executed copy of this Agreement that includes the individual signature pages of each of the Holders; provided that the Note Parties first obtain the Trustee’s written consent not to disclose to any person or entity any information relating to the individual holdings of each Holder, such written consent to be on substantially the same terms as set forth in this paragraph.

Section 7. Effect on the Indenture. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Holders under the Indenture or the Notes, and shall not, except as expressly set forth herein, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Indenture or the Notes or any other provision of the Indenture or the Notes, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 8. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD PROVIDE FOR THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 10. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 11. Acknowledgments. Each Note Party hereby expressly acknowledges the terms of this Agreement and reaffirms, as of the date hereof after giving effect to this Agreement, the covenants and agreements contained in the Indenture and the Notes, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby.

Section 12. Relationship of Parties; No Third Party Beneficiaries. Nothing in this Agreement shall be construed to alter the existing debtor-creditor relationship between the Note Parties and the Holders. This Agreement is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the parties hereto. No person other than a party hereto is intended to be a beneficiary hereof and no person other than a party hereto shall be authorized to rely upon or enforce the contents of this Agreement.

Section 13. Entire Agreement; Modification of Agreement; Verbal Agreements Not Binding. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof, and supersedes all other discussions, promises, representations, warranties, agreements and understandings between the parties with respect thereto. This Agreement may not be modified, altered or amended except by an agreement in writing signed by duly authorized representatives of the Note Parties and Holders representing a majority in aggregate principal amount of Notes held by the Holders party hereto.

Section 14. No Novation, etc. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Notes and the Indenture shall remain in full force and effect.

Section 15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 16. Joinder of Additional Holders. During the Forbearance Period other beneficial holders may become Holders by executing a joinder to this Agreement, the form attached hereto as Exhibit A.

Section 17. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect, and any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable, in each case, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon any such determination of invalidity, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

NOTE PARTIES

MCDERMOTT TECHNOLOGY (AMERICAS), INC.,

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

MCDERMOTT TECHNOLOGY (US), INC.,

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

MCDERMOTT INTERNATIONAL, INC.,

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Vice President, Treasurer

[Signature Page to Amended and Restated Forbearance Agreement]

EACH OF THE GUARANTORS

CB&I BRAZIL HOLDINGS, INC.

CB&I ENERGY SERVICES, LLC

CB&I FABRICATION, LLC

CB&I GROUP INC.

CB&I HOLDCO INTERNATIONAL, LLC

CB&I HOLDCO, LLC

CB&I INTERNATIONAL, INC.

CB&I INTERNATIONAL, LLC

CB&I LAKE CHARLES, L.L.C.

CB&I OFFSHORE SERVICES, INC.

CB&I POWER INTERNATIONAL, INC.

CB&I POWER, LLC

CB&I RIO GRANDE HOLDINGS, L.L.C.

CB&I RIO GRANDE VALLEY FABRICATION & MANUFACTURING, L.L.C.

CB&I WALKER LA, L.L.C.

INTERNATIONAL CONSULTANTS, L.L.C.

J. RAY HOLDINGS, INC.

MCDERMOTT, INC.

PIKE PROPERTIES II, INC.

SHAW ENERGY SERVICES, INC.

SHAW FABRICATORS, INC.

SHAW HOME LOUISIANA, LLC

SHAW JV HOLDINGS, L.L.C.

SHAW MANAGED SERVICES, LLC

SHAW NUCLEAR ENERGY HOLDINGS (UK), INC.

SHAW POWER DELIVERY SYSTEMS, INC.

SHAW POWER SERVICES, LLC

SHAW PROCESS FABRICATORS, INC.

SHAW SERVICES, L.L.C.

SHAW SSS FABRICATORS, INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

[Signature Page to Amended and Restated Forbearance Agreement]

CATALYTIC DISTILLATION TECHNOLOGIES

CB&I INTERNATIONAL ONE, LLC

CBI SERVICES, LLC

CHEMICAL RESEARCH AND LICENSING, LLC

EDS EQUIPMENT COMPANY, LLC

LUMMUS CONSULTANTS INTERNATIONAL LLC

S C WOODS, L.L.C.

SHAW FAR EAST SERVICES, LLC

SHAW POWER SERVICES GROUP, L.L.C.

CB&I STORAGE TANK SOLUTIONS LLC

CB&I STS DELAWARE LLC

CB&I STS HOLDINGS LLC

CBI COMPANY LTD.

CSA TRADING COMPANY LTD.

OCEANIC CONTRACTORS, INC.

SHAW NC COMPANY, INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

[Signature Page to Amended and Restated Forbearance Agreement]

SHAW BENECO, INC. SHAW MANAGEMENT SERVICES ONE, INC. SHAW TRANSMISSION & DISTRIBUTION SERVICES, INC. SHAW INTERNATIONAL MANAGEMENT SERVICES TWO, INC. SHAW POWER TECHNOLOGIES, INC.

By:	/s/ Mark Coscio
Name:	Mark Coscio
Title:	President

[Signature Page to Amended and Restated Forbearance Agreement]

HYDRO MARINE SERVICES, INC.

J. RAY MCDERMOTT INTERNATIONAL, INC.

J. RAY MCDERMOTT, S.A.

MCDERMOTT (AMAZON CHARTERING), INC.

MCDERMOTT GULF OPERATING COMPANY, INC.

MCDERMOTT INTERNATIONAL MANAGEMENT, S. DE RL.

MCDERMOTT INTERNATIONAL TRADING CO., INC.

MCDERMOTT INTERNATIONAL VESSELS, INC.

J. RAY MCDERMOTT FAR EAST, INC.

J. RAY MCDERMOTT UNDERWATER SERVICES, INC.

MCDERMOTT CASPIAN CONTRACTORS, INC.

MCDERMOTT INTERNATIONAL INVESTMENTS CO., INC.

MCDERMOTT MIDDLE EAST, INC.

MCDERMOTT OLD JV OFFICE, INC.

MCDERMOTT OVERSEAS, INC.

MCDERMOTT SUBSEA, INC.

EASTERN MARINE SERVICES, INC.

MCDERMOTT OFFSHORE SERVICES COMPANY, INC.

NORTH ATLANTIC VESSEL, INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

CBI PANAMA, S.A.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

[Signature Page to Amended and Restated Forbearance Agreement]

Executed as a Deed by
CB&I MIDDLE EAST HOLDING, INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed as a Deed by
ENVIRONMENTAL SOLUTIONS (CAYMAN) LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

[Signature Page to Amended and Restated Forbearance Agreement]

Executed as a Deed by
ENVIRONMENTAL SOLUTIONS HOLDING LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed as a Deed by
ENVIRONMENTAL SOLUTIONS LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed as a Deed by
HIGHLAND TRADING COMPANY, LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

[Signature Page to Amended and Restated Forbearance Agreement]

Executed as a Deed by
OASIS SUPPLY COMPANY, LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed as a Deed by
SHAW E & I INTERNATIONAL LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed as a Deed by
SHAW OVERSEAS (MIDDLE EAST) LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

[Signature Page to Amended and Restated Forbearance Agreement]

Executed as a Deed by
J. RAY MCDERMOTT INTERNATIONAL VESSELS, LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed as a Deed by
MCDERMOTT CAYMAN LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed as a Deed by
OFFSHORE PIPELINES INTERNATIONAL, LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

[Signature Page to Amended and Restated Forbearance Agreement]

J. RAY MCDERMOTT (NORWAY), AS

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

[Signature Page to Amended and Restated Forbearance Agreement]

CB&I CANADA LTD. HORTON CBI, LIMITED LUTECH RESOURCES CANADA LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

[Signature Page to Amended and Restated Forbearance Agreement]

MCDERMOTT TECHNOLOGY, B.V.

CB&I COJAFEX B.V.

CB&I EUROPE B.V.

CB&I HOLDINGS B.V.

CB&I POWER COMPANY B.V.

CB&I RUSLAND B.V.

CBI COMPANY B.V.

CBI COMPANY TWO B.V.

CHICAGO BRIDGE & IRON COMPANY B.V.

COMET II B.V.

LEALAND FINANCE COMPANY B.V.

LUMMUS TECHNOLOGY B.V.

LUTECH PROJECT SOLUTIONS B.V.

LUTECH PROJECTS B.V.

MCDERMOTT TECHNOLOGY (2), B.V.

MCDERMOTT TECHNOLOGY (3), B.V.

NETHERLANDS OPERATING COMPANY B.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Attorney

[Signature Page to Amended and Restated Forbearance Agreement]

NOVOLEN TECHNOLOGY HOLDINGS C.V.
By:	McDermott Technology (3), B.V., acting in its capacity as general partner

/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Attorney

[Signature Page to Amended and Restated Forbearance Agreement]

Executed by J. RAY MCDERMOTT (AUST.) HOLDING PTY. LIMITED. ACN 002 797 668 by its Attorney under power of attorney which the Attorney has received no notice of the revocation of the power:

/s/ Kevin Hargrove Signature of Attorney

Kevin Hargrove Name of Attorney (print)

Executed by MCDERMOTT AUSTRALIA PTY. LTD. ACN 002 736 352 by its Attorney under power of attorney which the Attorney has received no notice of the revocation of the power:

/s/ Kevin Hargrove
Signature of Attorney

Kevin Hargrove Name of Attorney (print)

[Signature Page to Amended and Restated Forbearance Agreement]

Executed by CBI CONSTRUCTORS PTY. LTD. ACN 000 612 411 by its Attorney under power of attorney which the Attorney has received no notice of the revocation of the power:

Kevin Hargrove Signature of Attorney

Kevin Hargrove Name of Attorney (print)

[Signature Page to Amended and Restated Forbearance Agreement]

CHICAGO BRIDGE & IRON (ANTILLES) N.V. MCDERMOTT INTERNATIONAL MARINE INVESTMENTS N.V. MCDERMOTT OVERSEAS INVESTMENT CO. N.V. VARSY INTERNATIONAL N.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Attorney

[Signature Page to Amended and Restated Forbearance Agreement]

SIGNED AND DELIVERED for and on behalf of and as the deed of CB & I FINANCE COMPANY LIMITED by its lawfully appointed attorney

KEVIN HARGROVE	/s/ Kevin Hargrove

in the presence of:	Attorney

(Signature of Witness): /s/ Traci Brown

(Name of Witness): Traci Brown
(Address of Witness): 757 N. Eldridge Pkwy Houston, TX 77079
(Occupation of Witness): Paralegal

[Signature Page to Amended and Restated Forbearance Agreement]

Executed and Delivered as a Deed by
AITON & CO LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed and Delivered as a Deed by
CB&I CONSTRUCTORS LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed and Delivered as a Deed by
CB&I GROUP UK HOLDINGS

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

[Signature Page to Amended and Restated Forbearance Agreement]

Executed and Delivered as a Deed by
CB&I HOLDINGS (UK) LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Paralegal

Executed and Delivered as a Deed by
CB&I LONDON

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed and Delivered as a Deed by
CB&I PADDINGTON LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

[Signature Page to Amended and Restated Forbearance Agreement]

Executed and Delivered as a Deed by
CB&I POWER LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed and Delivered as a Deed by
CB&I UK LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed and Delivered as a Deed by
CBI UK CAYMAN ACQUISITION LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

[Signature Page to Amended and Restated Forbearance Agreement]

Executed and Delivered as a Deed by
LUMMUS CONSULTANTS INTERNATIONAL LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed and Delivered as a Deed by
LUTECH RESOURCES LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed and Delivered as a Deed by
OXFORD METAL SUPPLY LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

[Signature Page to Amended and Restated Forbearance Agreement]

Executed and Delivered as a Deed by
PIPEWORK ENGINEERING AND DEVELOPMENTS LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed and Delivered as a Deed by
SHAW DUNN LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

[Signature Page to Amended and Restated Forbearance Agreement]

Executed and Delivered as a Deed by
SHAW GROUP UK LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed and Delivered as a Deed by
WHESSOE PIPING SYSTEMS LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

[Signature Page to Amended and Restated Forbearance Agreement]

Executed and Delivered as a Deed by
MCDERMOTT HOLDINGS (U.K.) LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

Executed and Delivered as a Deed by
MCDERMOTT MARINE CONSTRUCTION LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Traci Brown
Name:	Traci Brown
Title:	Paralegal

[Signature Page to Amended and Restated Forbearance Agreement]

CBI EASTERN ANSTALT

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

[Signature Page to Amended and Restated Forbearance Agreement]

J. RAY MCDERMOTT DE MEXICO, S.A. DE C.V.

MCDERMOTT MARINE MEXICO, S.A. DE C.V.

SERVICIOS DE FABRICACION DE ALTAMIRA, S.A. DE C.V.

SERVICIOS PROFESIONALES DE ALTAMIRA, S.A. DE C.V.

CB&I MATAMOROS, S. DE R. L. DE C.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

CHICAGO BRIDGE DE MÉXICO, S.A. DE C.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

[Signature Page to Amended and Restated Forbearance Agreement]

CB&I NEDERLAND B.V. CB&I OIL & GAS EUROPE B.V. LUMMUS TECHNOLOGY HEAT TRANSFER B.V. LUTECH RESOURCES B.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Attorney

[Signature Page to Amended and Restated Forbearance Agreement]

CHARTERING COMPANY (SINGAPORE) PTE. LTD J. RAY MCDERMOTT (QINGDAO) PTE. LTD. MCDERMOTT ASIA PACIFIC PTE. LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

CB&I GLOBAL OPERATIONS INTERNATIONAL, PTE. LTD. CB&I GLOBAL OPERATIONS US PTE. LTD. CB&I SINGAPORE PTE. LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

[Signature Page to Amended and Restated Forbearance Agreement]

CB&I EL DORADO, INC.

CB&I LLC

CHICAGO BRIDGE & IRON COMPANY

J. RAY MCDERMOTT TECHNOLOGY, INC.

LUMMUS GASIFICATION TECHNOLOGY LICENSING LLC

MCDERMOTT BLACKBIRD HOLDINGS, LLC

MCDERMOTT INVESTMENTS, LLC

OPI VESSELS, INC.

850 PINE STREET LLC

A & B BUILDERS, LTD.

ASIA PACIFIC SUPPLY CO.

ATLANTIC CONTINGENCY CONSTRUCTORS II, LLC

ATLANTIS CONTRACTORS INC.

CB&I CLEARFIELD, INC.

CB&I CONNECTICUT, INC.

CB&I FINANCIAL RESOURCES LLC

CB&I GLOBAL, L.L.C.

CB&I HOUSTON 06 LLC

CB&I HOUSTON 07 LLC

CB&I HOUSTON 08 LLC

CB&I HOUSTON 09 LLC

CB&I HOUSTON 10 LLC

CB&I HOUSTON 11 LLC

CB&I HOUSTON 12 LLC

CB&I HOUSTON 13 LLC

CB&I HOUSTON LLC

CB&I TYLER LLC

CBI AMERICAS LTD.

CBI OVERSEAS (FAR EAST) INC.

CBI US HOLDING COMPANY INC.

CENTRAL TRADING COMPANY LTD.

HBI HOLDINGS, LLC

CB&I LAURENS, INC.

CB&I NORTH CAROLINA, INC.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

CBI HOLDCO TWO INC.

CHICAGO BRIDGE & IRON COMPANY (NETHERLANDS), LLC

CONSTRUCTORS INTERNATIONAL, L.L.C.

HOWE-BAKER ENGINEERS, LTD.

HOWE-BAKER HOLDINGS, L.L.C.

HOWE-BAKER INTERNATIONAL MANAGEMENT, LLC

HOWE-BAKER INTERNATIONAL, L.L.C.

HOWE-BAKER MANAGEMENT, L.L.C.

J. RAY MCDERMOTT SOLUTIONS, INC.

LUMMUS TECHNOLOGY INTERNATIONAL LLC

LUMMUS TECHNOLOGY LLC

LUMMUS TECHNOLOGY OVERSEAS LLC

LUMMUS TECHNOLOGY SERVICES LLC

LUMMUS TECHNOLOGY VENTURES LLC

MATRIX ENGINEERING, LTD.

MATRIX MANAGEMENT SERVICES, LLC

MCDERMOTT ENGINEERING, LLC

MCDERMOTT SUBSEA ENGINEERING, INC.

NUCLEAR ENERGY HOLDINGS, L.L.C.

PROSPECT INDUSTRIES (HOLDINGS) INC.

SHAW CONNEX, INC.

SHAW INTERNATIONAL INC.

SHAW TRANSMISSION & DISTRIBUTION SERVICES INTERNATIONAL, INC.

SPARTEC, INC.

TVL LENDER II, INC.

CB&I PROJECT SERVICES GROUP, LLC

CBI OVERSEAS, LLC

LUTECH RESOURCES INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

[Signature Page to Amended and Restated Forbearance Agreement]

J. RAY MCDERMOTT HOLDINGS, LLC MCDERMOTT FINANCE L.L.C.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Vice President, Treasurer

[Signature Page to Amended and Restated Forbearance Agreement]

MCDERMOTT SERVICOS OFFSHORE DO BRASIL LTDA.

By:	/s/ Kimberly J. Wolford
Name:	Kimberly J. Wolford
Title:	Attorney

[Signature Page to Amended and Restated Forbearance Agreement]

HOLDERS:

[Additional signature pages on file with the Company.]

SIGNATURE PAGE TO FORBEARANCE AGREEMENT

Exhibit A

FORM OF FORBEARANCE JOINDER AGREEMENT

[●], 2019

McDermott International, Inc.

757 N. Eldridge Parkway

Houston, Texas 77079

Attention: [●]

RE: Forbearance Agreement

Ladies and Gentlemen:

Reference is made to the Forbearance Agreement dated as of [●], 2019 entered into between the Issuers, the Company, the Guarantors, and the Holders party thereto (such Forbearance Agreement, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Forbearance Joinder Agreement, being the “Forbearance Agreement”). Any capitalized terms not defined in this Forbearance Joinder Agreement have the meanings given to them in the Forbearance Agreement.

SECTION I. Joining Obligations Under the Forbearance Agreement. The undersigned (the “Joining Noteholder”) hereby agrees, as of the date first above written, to join and to be bound as a Holder by all of the terms and conditions of the Forbearance Agreement, to the same extent as each of the other Holders thereunder without any further consideration of the Note Parties in respect thereof. The undersigned further agrees, as of the date first above written, that each reference in the Forbearance Agreement to a “Holder” shall also mean and be a reference to the undersigned, including the making of the representation set forth in Section 3 of the Forbearance Agreement.

SECTION II. Execution and Delivery. Delivery of an executed counterpart of a signature page to this Forbearance Joinder Agreement by telecopier or in .PDF or similar format by email shall be effective as delivery of an original executed counterpart of this Forbearance Joinder Agreement. For the avoidance of doubt, the Note Parties do not need to separately execute this Forbearance Joinder Agreement but are nevertheless bound by the terms of the Forbearance Agreement with respect to the Joining Noteholder as if such Joining Noteholder were a party to the Forbearance Agreement.

SECTION III. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. The parties hereto hereby agree that Section 9 of the Forbearance Agreement shall apply to this Forbearance Joinder Agreement.

[Signature Page Follows]

Very truly yours,

[●]

By
Name:
Title:

Noteholder’s principal amount of Notes: $

[Signature Page to Forbearance Agreement]